                                                                  EXHIBIT 10.1.4

                                                                  EXECUTION COPY


                        AMENDMENT NO. 3 AND WAIVER NO. 3
                                       TO
                                CREDIT AGREEMENT
                                       AND
                              OTHER LOAN DOCUMENTS


         THIS AMENDMENT NO. 3 AND WAIVER NO. 3 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS ("Agreement") is being executed and delivered as of April 20, 1998 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), the financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), and General Electric Capital Corporation, in its individual capacity ("GECC"), and as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

         WHEREAS, the Borrower intends to adopt an incentive and non-qualified stock option plan (the "Plan") substantially in the form attached hereto as Exhibit A, pursuant to which the administrator thereof may cause the Borrower to issue stock options; the adoption of such Plan and the issuance and exercise of stock options thereunder, would require the prior written consent of the Agent and the Requisite Lenders under Sections 6.5 and 6.8 of the Credit Agreement, and the issuance of such stock options, unless otherwise agreed by GECC, would require certain adjustments to the exercise price under, and the number of shares subject to, the GECC Warrants pursuant to Section 4 thereof;

         WHEREAS, in connection with the issuance of the initial Litigation L/C, Borrower entered into that certain Collateral Agreement and Receipt (the "Bonding Agreement") dated as of March 18, 1998 with United Pacific Insurance Company (the "Bonding Company") pursuant to which, among other things, (i) the Borrower agreed to reimburse the Bonding Company for all liabilities, costs, draws and expenses it incurs with respect to its issuance of the Bond subject thereto and (ii) the Borrower pledged to, and deposited with, the Bonding Company the initial Litigation L/C as security for such reimbursement obligations; the incurrence of such
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reimbursement obligations and the pledge of such Litigation L/C required the consent of the Lenders under the provisions of Sections 6.3 and 6.7, respectively, of the Credit Agreement;

         WHEREAS, the Borrower failed to disclose on Disclosure Schedules (6.2) and (6.4) of the Credit Agreement certain loans and advances made by Borrower prior to the Closing Date to an officer of the Borrower, which loans and advances remain outstanding as of the date hereof and are described in Exhibit B hereto (collectively, the "Employee Loan"); and

         WHEREAS, the Borrower has requested that the Lenders and Agent, and subject to the terms and conditions of this Agreement, the Lenders and Agent are willing to, (i) amend the Credit Agreement to permit the adoption of the Plan and issuance and exercise of stock options thereunder, (ii) waive application of the antidilution provisions contained in Section 4 of the GECC Warrants with respect to the issuance of stock options under the Plan, (iii) waive the Borrower's incurrence of Indebtedness, and pledging of the Bond, pursuant to the Bonding Agreement, (iv) waive the Borrower's nondisclosure of the existence of the Employee Loan, and (v) amend the Credit Agreement and the Litigation L/C Agreement to correct certain errors and omissions, and to clarify certain ambiguities, contained therein.

         NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders, the Agent and GECC, such parties hereby agree as follows:

         1. Amendment. Subject to Paragraph 3 of this Agreement, and effective as of the date of this Agreement, the Credit Agreement, the Litigation L/C Agreement and the Term C Note are hereby amended as follows:

         (a) Section 1.1(d)(ii) of the Credit Agreement is amended by adding the word "each" to the first sentence of such section immediately following the first reference to the word "upon" therein.

         (b) Section 1.1(b) of the Litigation L/C Agreement is amended by adding the the word "each" to the first sentence of such section immediately following the first reference to the word "upon" therein.

         (c) Section 1.1(d)(v) of the Credit Agreement is amended by adding the reference "either (i)" immediately after the phrase "the lesser of $250,000 and" and adding the following provision after the phrase "the aggregate original principal amount of such Loan,":

          , or (ii) in the event that multiple draws are made on the Litigation L/C, one-twelfth (1/12) of the aggregate original principal amount of such Loan, plus, one-twelfth (1/12) of each additional amount drawn under the Litigation L/C,

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         (d) Section 1.1(f) of the Litigation L/C Agreement is amended by adding the reference "either (i)" immediately after the phrase "the lesser of $250,000 and" and adding the following provision after the phrase "the aggregate original principal amount of such Loan,":

          , or (ii) in the event that multiple draws are made on the Litigation L/C, one-twelfth (1/12) of the aggregate original principal amount of such Loan, plus, one-twelfth (1/12) of each additional amount drawn under the Litigation L/C,

         (e) Disclosure Schedules (6.2) and (6.4) to the Credit Agreement are each amended to add to the existing information contained in such schedules the information set forth in Exhibit B hereto.

         (f) Section 6.4(b) of the Credit Agreement is amended to delete clause
(ii) therein in its entirety and to substitute the following text therefor:

          (ii) stock option financing up to a maximum of $100,000 to any employee and up to a maximum of $250,000 in the aggregate at any one time outstanding.

         (g) Section 6.8 of the Credit Agreement is amended to delete the word "and" which appears at the end of clause (b) of such section and to add the following provision to such section immediately following clause (c) thereof:

          , and (d) as permitted under Section 6.5(b)

         (h) Annex A to the Credit Agreement is amended to delete the word "and" which appears immediately before the reference to "the Code-Alarm, Inc. 1997 Stock Option Plan dated as of October 24, 1997" in the definition of "Management Options" set forth in such annex and to add the following provision to the end of such definition:

          , the Code-Alarm, Inc. 1998 Incentive and Non-Qualified Stock Option Plan, and any other stock option plan approved in writing by the Agent.

         (i) Annex A to the Credit Agreement is further amended to add the following provision to the end of the definition of "Restricted Payment" set forth in such annex:

          ; provided, however, that in no event shall the payment by such Person of salaries, bonuses, employee benefits or director's fees in the ordinary course of business to employees or directors who are also shareholders of such Person constitute Restricted Payments hereunder.

         (j) Paragraph 3 of the Term C Note is amended by deleting the reference "(i)" appearing immediately after the phrase "equal to the lesser of", adding the reference "either (i)" immediately after the phrase "the lesser of $250,000 and" and adding the following provision after the phrase "the aggregate original principal amount of such Loan,":

          , or (ii) in the event that multiple draws are made on the Litigation L/C, one-twelfth (1/12) of the aggregate original principal amount of such Loan, plus, one-twelfth (1/12) of each additional amount drawn under the Litigation L/C,

         (k) Sections 4(d) of each of the Security Agreement and the Litigation Security Agreement are amended by deleting the references therein to the number "$5,000" and substituting the number "$25,000" therefor, and deleting the references therein to the number "$10,000" and substituting the number "$100,000" therefor.

         2. Waiver. Subject to Paragraph 3 of this Agreement and effective as of the date of this Agreement, each of the Lenders, the Agent and GECC hereby waives:

         (a) the application of the antidilution provisions contained in Section 4 of the GECC Warrants which would otherwise be applicable to the issuance of options to purchase up to 300,000 shares of "Common Stock" (as defined therein) under the Plan as if such issuances were excluded from the definition of "Subsequent Issuance" as used therein, provided however, that, (i) if, at any time, the sum of the total number of shares of Common Stock of the Borrower which may be purchased upon exercise of all stock options issued under the Plan and the Code- Alarm, Inc. 1987 Stock Option Plan, as amended (hereinafter, the "1987 Plan") whether or not such stock options are presently exercisable, plus the total number of shares of Common Stock of the Borrower theretofore issued upon exercise of such stock options exceeds 300,000, then the antidilution provisions contained in Section 4 of the GECC Warrants shall be applied in full force to the issuance of such stock options to the extent that the number of shares of Common Stock subject to such stock options exceeds 300,000 and (ii) such waiver is not applicable to any stock option issued pursuant to the Plan if such option has an exercise price which is less than "Fair Market Value" (as defined in such Plan) as of the date such option was issued;

         (b) the Borrower's compliance with Sections 6.3 and 6.7 of the Credit Agreement, and Sections 4(d) of each of the Security Agreement and the Litigation Security Agreement, with respect to the Borrower's incurrence of reimbursement Indebtedness, and granting of a pledge, pursuant to the terms of the Bonding Agreement or any substantially similar agreement hereafter entered into by the Borrower in connection with the issuance of any amended or supplementary Bond secured by any amended or supplementary Litigation L/C; and

         (c) the Borrower's nondisclosure of the existence of the Employee Loan in Disclosure Schedules (6.2) and (6.4) of the Credit Agreement.

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         3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraphs 1 and 2 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt on or before May 31, 1998 of each of the following:

         (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each other Credit Party, and each of the Requisite Lenders;

         (b) originally-executed counterparts to a Reaffirmation of Guaranties duly executed by the Pegasus Funds substantially in the form attached hereto; and

         (c) an originally-executed certificate of the Borrower's chief financial officer with respect to the antidilution adjustments to the GECC Warrants resulting from the issuance of the "Litigation Warrants" (as defined in the Series A Preferred Stock Documents) issued by the Borrower to the Pegasus Funds simultaneously with the issuance of the initial Litigation L/C.

         4. Representations, Warranties and Covenants. (a) The Borrower and each other Credit Party hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

         (b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

         (c) The Borrower hereby represents and warrants that, after giving effect to this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct as of the date of the Borrower's and such other Credit Parties' execution hereof in all material respects as though made on and as of such date.

         (d) The Borrower hereby further represents and warrants that its proposed amendment to its Articles of Incorporation (which it intends to present to its shareholders at its next shareholders' meeting) would authorize an increase in the number of authorized shares of its Common Stock to twenty million shares, and that such increase would be sufficient, after giving effect to all shares of Common Stock of the Borrower which are issued and outstanding as of the date hereof, to permit (regardless of any unsatisfied conditions to exercise)
(i) the exercise of all outstanding warrants heretofore issued by the Borrower, including, without limitation, all outstanding Series A Warrants and GECC Warrants, (ii) the exercise of all Management Options (as defined in the Credit Agreement after giving effect to this Agreement), and (iii) the exercise of all additional Litigation Warrants which would be required to be issued by the Borrower pursuant to the Series A Preferred Stock Documents in the event that the Lower Court Judgment is hereafter amended by the Lower Court to an amount equal to $12,000,000 and the existing Bond is amended or supplemented to secure an aggregate liability of $12,000,000.

         (e) The Borrower hereby covenants that it shall undertake to deliver to the Agent, promptly following its receipt from the Michigan Department of Consumer and Industry Services, a file-stamped copy of the amendment to its Articles of Incorporation described in Paragraph 5(d) above.

         6. Reference to and Effect on Loan Documents. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Except as is expressly set forth in Paragraph 2 of this Agreement, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

         7. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5- 1, et. seq., but without giving effect to any other conflicts of law provisions).

         9. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

         10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                         CODE-ALARM, INC.



                                         By:
                                            -----------------------------------
                                           Name:   Craig S. Camalo
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Agent and Lender,
                                         and as holder of the GECC Warrants



                                         By:
                                            -----------------------------------
                                            Name:   Catherine L. Midkiff
                                                 ------------------------------
                                            Title:   Duly Authorized Signatory
                                                  -----------------------------


                                        TESSCO GROUP, INC.



                                        By:
                                            -----------------------------------
                                            Name:   Craig S. Camalo
                                                 ------------------------------
                                            Title:   Secretary
                                                  -----------------------------


                                        CHAPMAN SECURITY SYSTEMS, INC.



                                        By:
                                            -----------------------------------
                                            Name:   Craig S. Camalo
                                                 ------------------------------
                                            Title:   Secretary
                                                  -----------------------------

                                       INTERCEPT SYSTEMS, INC.



                                       By:
                                          -------------------------------------
                                         Name:   Craig S. Camalo
                                              ---------------------------------
                                         Title:   Secretary
                                               --------------------------------


                                       ANES, INC.



                                       By:
                                          -------------------------------------
                                         Name:   Craig S. Camalo
                                              ---------------------------------
                                         Title:   Secretary
                                               --------------------------------

                           REAFFIRMATION OF GUARANTIES

         Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and (iv) that certain Amendment No. 3 and Waiver No. 3 to Credit Agreement and Other Loan Documents of even date herewith (the "Amendment") among the Borrower, the Credit Parties, the Lenders and the Agent.

         Each of the Guarantors hereby (a) acknowledges having received and reviewed a copy of the Amendment, (b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Supplemental Guaranty and the Litigation Guaranty (collectively, the "Guaranties"), (c) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Guaranties and (d) agrees that, without limiting any of the express provisions of the Guaranties, neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Guarantors' obligations under the Guaranties with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

         IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 20th day of April, 1998.


PEGASUS PARTNERS, L.P.                      PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,                  By: PEGASUS INVESTORS, L.P.,
    as Managing General Partner                   as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,               By: PEGASUS INVESTORS GP, INC.,
    as General Partner                            as General Partner



By:                                         By:
   ------------------------------               -------------------------------
     Name:  Richard Cion                          Name:   Richard Cion
          -----------------------                      ------------------------
     Title:   Vice President                      Title:   Vice President
           ----------------------                       -----------------------

                                    EXHIBIT A
                                       to
              Amendment No. 3 and Waiver No. 3 to Credit Agreement
                            and Other Loan Documents
                           Dated as of April 20, 1998



       Code-Alarm, Inc. 1998 Incentive and Non-Qualified Stock Option Plan

                                    Attached.

                                    EXHIBIT B
                                       to
              Amendment No. 3 and Waiver No. 3 to Credit Agreement
                            and Other Loan Documents
                           Dated as of April 20, 1998



                                  Employee Loan

                                    Attached.